UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2012

L-3 COMMUNICATIONS HOLDINGS, INC.

L-3 COMMUNICATIONS CORPORATION

(Exact names of registrants as specified in their charters)

DELAWARE	001-14141 333-46983	13-3937434 13-3937436
(State or other Jurisdiction of Incorporation)	(Commission File Numbers)	(IRS Employer Identification Nos.)

600 THIRD AVENUE, NEW YORK, NEW YORK		10016
(Address of Principal Executive Offices)		(Zip Code)

Registrants’ telephone number, including area code: (212) 697-1111

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.04. Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

As previously announced, L-3 Communications Holdings, Inc. (“Holdings”) is planning to spin-off a new independent government services company, Engility Holdings, Inc., around the middle of 2012. In connection therewith, on May 15, 2012, Holdings’ wholly-owned subsidiary, L-3 Communications Corporation (the “Company”) sent notices to participants in the L-3 Communications Corporation Master Savings Plan (“MSP”) and Aviation Communication and Surveillance Systems 401(k) Plan (“ACSS Plan”), including the Company’s directors and executive officers, informing them that there will be a temporary suspension of their ability to engage in certain transactions in the L-3 Stock Fund, one of the investments options in each of the MSP and ACSS Plan. The transactions that will be temporarily suspended include obtaining a loan or requesting exchanges or distributions involving cash or shares of L-3 common stock invested in the L-3 Stock Fund beginning at 4:00 p.m. Eastern time on June 15, 2012 and ending on or about June 20, 2012 (the “Blackout Period”). During this Blackout Period, the Company will be converting its L-3 Stock Fund from a unitized stock fund to a real-time traded fund of shares of L-3 common stock.

Copies of the May 15, 2012 Blackout Period notices to participants in the MSP and ACSS Plan are attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference.

Company stockholders or other interested persons may obtain, without charge, information about the Blackout Period by writing Fidelity Brokerage Services LLC, 900 Salem Street, Smithfield, RI 02917 or by calling 1-800-354-7125, Monday through Friday (excluding New York Stock Exchange holidays), between 8:30 a.m. and midnight Eastern time, to speak with a Service Center Representative. Internationally based participants may call collect at 508-787-9902.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(D) EXHIBITS

Exhibit Number	Title

99.1	Notice of Blackout Period for L-3 Stock Fund with the L-3 Communications Corporation Master Savings Plan dated May 15, 2012.

99.2	Notice of Blackout Period for L-3 Stock Fund with the Aviation Communication and Surveillance Systems 401(k) Plan dated May 15, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

L-3 COMMUNICATIONS HOLDINGS, INC. L-3 COMMUNICATIONS CORPORATION

By:	/s/ Allen E. Danzig
Name: Allen E. Danzig Title: Vice President Assistant General Counsel and Assistant Secretary

Dated: May 15, 2012